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                                                                    EXHIBIT 10.8

                            TRANSCORE HOLDINGS, INC.

                      1999 STOCK OPTION AND INCENTIVE PLAN
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                                TABLE OF CONTENTS

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1.  PURPOSE..............................................................      1
2.  DEFINITIONS..........................................................      1
3.  ADMINISTRATION OF THE PLAN...........................................      4
    3.1. Board...........................................................      4
    3.2. Committee.......................................................      5
    3.3. Grants..........................................................      5
    3.4. No Liability....................................................      6
4.  STOCK SUBJECT TO THE PLAN............................................      6
5.  EFFECTIVE DATE AND TERM OF THE PLAN..................................      6
    5.1. Effective Date..................................................      6
    5.2. Term............................................................      6
6.  OPTION GRANTS........................................................      6
    6.1. Company or Subsidiary Employees; Service Providers..............      6
    6.2. Successive Grants...............................................      6
7.  LIMITATIONS ON GRANTS................................................      7
    7.1. Limitations on Incentive Stock Options..........................      7
    7.2. Limitation on Shares of Stock Subject to Grants.................      7
8.  AWARD AGREEMENT......................................................      7
9.  OPTION PRICE.........................................................      7
10. VESTING, TERM AND EXERCISE OF OPTIONS................................      8
    10.1.Vesting and Option Period.......................................      8
    10.2.Term............................................................      8
    10.3.Acceleration....................................................      8
    10.4.Termination of Employment or Other Relationship.................      8
    10.5.Rights in the Event of Death....................................      9
    10.6.Rights in the Event of Disability...............................      9
    10.7.Limitations on Exercise of Option...............................     10
    10.8.Method of Exercise..............................................     10
    10.9.Delivery of Stock Certificates..................................     11
11. TRANSFERABILITY OF OPTIONS...........................................     11
    11.1.Transferability of Options......................................     11
    11.2.Transfers.......................................................     11
12. RESTRICTED STOCK.....................................................     11
    12.1.Grant of Restricted Stock or Restricted Stock Units.............     11
    12.2.Restrictions....................................................     12
    12.3.Restricted Stock Certificates...................................     12
    12.4.Rights of Holders of Restricted Stock...........................     12
    12.5.Rights of Holders of Restricted Stock Units.....................     13
    12.6.Termination of Employment or Other Relationship.................     13
    12.7.Rights in the Event of Death....................................     13
    12.8.Delivery of Stock and Payment Therefor..........................     13
13. NONTRANSFERABLITY OF SHARES; REPURCHASE RIGHTS.......................     14
    13.1.Nontransferability of Shares....................................     14
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    13.2.Repurchase Rights...............................................     14
    13.3.Installment Payments............................................     15
    13.4.Publicly Traded Stock...........................................     15
    13.5.Legend..........................................................     15
14. CERTAIN PROVISIONS APPLICABLE TO GRANTS..............................     16
    14.1.Stand-Alone, Additional, Tandem, and Substitute Grants..........     16
    14.2.Form and Timing of Payment Under Grants; Deferrals..............     16
15. PARACHUTE LIMITATIONS................................................     16
16. REQUIREMENTS OF LAW..................................................     17
    16.1.General.........................................................     17
    16.2.Rule 16b-3......................................................     18
17. AMENDMENT AND TERMINATION OF THE PLAN................................     18
18. EFFECT OF CHANGES IN CAPITALIZATION..................................     19
    18.1.Changes in Stock................................................     19
    18.2.Reorganization in Which the Company Is the Surviving
         Entity and in Which No Change of Control Occurs.................     19
    18.3.Reorganization, Sale of Assets or Sale of Stock Which
         Involves a Change of Control....................................     19
    18.4.Adjustments.....................................................     20
    18.5.No Limitations on Company.......................................     20
19. DISCLAIMER OF RIGHTS.................................................     20
20. NONEXCLUSIVITY OF THE PLAN...........................................     21
21. WITHHOLDING TAXES....................................................     21
22. CAPTIONS.............................................................     22
23. OTHER PROVISIONS.....................................................     22
24. NUMBER AND GENDER....................................................     22
25. SEVERABILITY.........................................................     22
26. POOLING..............................................................     22
27. BLUE SKY PROVISIONS..................................................     23
    27.1.California Provisions...........................................     23
    27.2.Florida, Virginia and Missouri Provisions.......................     24
28. GOVERNING LAW........................................................     25
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                            TRANSCORE HOLDINGS, INC.

                    1999 STOCK OPTION AND INCENTIVE PLAN

      TransCore Holdings, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its 1999 Stock Option and Incentive Plan (the "Plan") as follows:

1.    PURPOSE

      The Plan is intended to enhance the Company's and its affiliates' (as defined herein) ability to attract and retain highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons to serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock and restricted stock units in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.    DEFINITIONS

      For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

      2.1. "Affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

      2.2. "Award Agreement" means the stock option agreement, restricted stock agreement, restricted stock unit agreement, or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

      2.3. "Benefit Arrangement" shall have the meaning set forth in SECTION 15 hereof.

      2.4. "Board" means the Board of Directors of the Company.

      2.5. "Change of Control" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another entity, or
(iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or affiliates of the Company at the time the Plan is approved by the Company's shareholders) owning 50% or more of the combined voting power of all classes of stock of the Company.


                                       1
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      2.6. "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

      2.7. "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

      2.8. "Company" means TransCore Holdings, Inc.

      2.9. "Effective Date" means September 3, 1999, the effective date approved by the Board.

      2.10. "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

      2.11. "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there, is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall mean the Fair Market Value of the Stock as determined, at least annually by a nationally recognized appraiser or an appraiser with expertise in the industry in which the Company operates (which shall include Houlihan, Lokey, Howard & Zukin, Duff & Phelps or Willamette Management Associates) (the "Appraiser"), who shall be selected by the Board of Directors of the Company. The Board of Directors of the Company may require that the Appraiser update its determination of Fair Market Value in the event the Board determines in good faith that the Fair Market Value has changed materially since the then most recent appraisal was concluded. The Company shall be responsible for the fees and expenses incurred with respect to any update to the most recent appraisal.

      2.12. "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.


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      2.13. "Grant" means an award of an Option, Restricted Stock, or Restricted
Stock Units under the Plan.

      2.14. "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 6 hereof, or (iii) such other date as may be specified by the Board or such Committee.

      2.15. "Grantee" means a person who receives or holds an Option, Restricted Stock, or Restricted Stock Units under the Plan.

      2.16. "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

      2.17. "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

      2.18. "Option Period" means the period during which Options may be exercised as set forth in SECTION 10 hereof.

      2.19. "Option Price" means the purchase price for each share of Stock subject to an Option.

      2.20. "Other Agreement" shall have the meaning set forth in SECTION 15 hereof.

      2.21. "Plan" means this TransCore Holdings, Inc. 1999 Stock Option and Incentive Plan.

      2.22. "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

      2.23. "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to
SECTION 12.2 hereof.

      2.24. "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to SECTION 12 hereof, that are subject to restrictions and to a risk of forfeiture.

      2.25. "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to SECTION 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.


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      2.26. "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

      2.27. "Service Provider" means a director, consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

      2.28. "Stock" means the Class A Common Stock, par value $0.00l per share, of the Company.

      2.29. "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

      2.30. "Termination Date" means the date upon which an Option shall terminate or expire, as set forth in SECTION 10.2 hereof.

3.    ADMINISTRATION OF THE PLAN

      3.1. BOARD.

      The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.


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      3.2. COMMITTEE.

      The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and Conclusive. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

      3.3. GRANTS.

      Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made.


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      3.4. NO LIABILITY.

      No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4.    STOCK SUBJECT TO THE PLAN

      Subject to adjustment as provided in SECTION 18 hereof, the number of shares of Stock available for issuance under the Plan shall be 100,000. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5.    EFFECTIVE DATE AND TERM OF THE PLAN

      5.1. EFFECTIVE DATE.

      The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that a quorum is present or by the written consent of the holders of a majority, of the Company's shares of Stock entitled to vote.

      5.2. TERM.

      The Plan has no termination date; however, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Effective Date.

6.    OPTION GRANTS

      6.1. COMPANY OR SUBSIDIARY EMPLOYEES; SERVICE PROVIDERS.

      Grants (including Grants of Incentive Stock Options) may be made under the Plan to any employee of, or Service Provider providing, or who has provided, services to, the Company or any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time.

      6.2. SUCCESSIVE GRANTS.

      An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.


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7.    LIMITATIONS ON GRANTS

      7.1. LIMITATIONS ON INCENTIVE STOCK OPTIONS.

      An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

      7.2. LIMITATION ON SHARES OF STOCK SUBJECT TO GRANTS

      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant under Section 6 hereof is fifty thousand (50,000) per year. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for a Grant under the Plan is twenty five thousand (25,000) per year.

8.    AWARD AGREEMENT

      Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9.    OPTION PRICE

      The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding shares of Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.


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
10.   VESTING, TERM AND EXERCISE OF OPTIONS

      10.1. VESTING AND OPTION PERIOD.

      Subject to SECTIONS 10.2 and 18.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement (or, if applicable, an employment agreement). For purposes of this SECTION 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

      10.2. TERM.

      Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding shares of Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

      10.3. ACCELERATION.

      Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in SECTION 5.1 hereof.

      10.4. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

      Unless otherwise provided by the Board or in a separate agreement (including an employment agreement), upon the termination of a Grantee's employment or other relationship with the Company, including by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of SECTION 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of SECTION 10.1 hereof but has not been exercised shall, except as provided by SECTION 10.5 or SECTION 10.6, terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

      10.5. RIGHTS IN THE EVENT OF DEATH.

      Notwithstanding any other provision of this Plan, if a Grantee dies while employed by or providing services to the Company, the executors or administrators or legatees or distributes of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one year period) and prior to termination of the Option pursuant to SECTION 10.2 above, to exercise any Options held by such Grantee at the date of such Grantee's death to the extent they are vested. At the end of such one year period (or such longer period as determined by the Board), any Option held by a Grantee at the date of such Grantee's death shall terminate.

      10.6. RIGHTS IN THE EVENT OF DISABILITY.

      Notwithstanding any other provision of this Plan, if a Grantee's employment or other relationship with the Company is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee shall have the right, at any time within one year after the date of such Grantee's permanent and total disability (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one year period) and prior to termination of the Option pursuant to SECTION 10.2 above, to exercise any Options held by such Grantee at the date of such termination to the extent they are vested. At the end of such one year period (or such longer period as determined by the Board), any Option held by a Grantee at the date of such Grantee's termination by reason of permanent and total disability shall terminate. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

      10.7. LIMITATIONS ON EXERCISE OF OPTION.

      Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 18 hereof which results in termination of the Option.

      10.8. METHOD OF EXERCISE.

      An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) to the extent permitted by law and at the Board's discretion, through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) to the extent permitted by law and at the Board's discretion, by a combination of the methods described in (i) and (ii). The Board may provide, by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in SECTION 18 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

      10.9. DELIVERY OF STOCK CERTIFICATES.

      Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee's ownership of the shares of Stock subject to the Option.

11.   TRANSFERABILITY OF OPTIONS

      11.1. TRANSFERABILITY OF OPTIONS

      Except as provided in SECTION 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or in competency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in SECTION 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

      11.2. TRANSFERS.

      If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Option to any Family Member. For the purpose of this SECTION 11.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this SECTION 11.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this SECTION 11.2 or by will or the laws of descent and distribution. The events of termination of employment or other relationship of SECTION 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in SECTIONS 10.4, 10.5, or 10.6.

12.   RESTRICTED STOCK

      12.1. GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS.

      The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

      12.2. RESTRICTIONS.

      At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board prior to the ninetieth day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on a number of factors including, but not limited to, Stock price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the third sentence of this SECTION 12.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

      12.3. RESTRICTED STOCK CERTIFICATES.

      The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse.

      12.4. RIGHTS OF HOLDERS OF RESTRICTED STOCK.

      Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

      12.5. RIGHTS OF HOLDERS OF RESTRICTED STOCK UNITS.

      Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

      12.6. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

      Unless otherwise provided by the Board or in a separate agreement (including an employment agreement), upon the termination of a Grantee's employment or other relationship with the Company or an affiliate including by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any shares of Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

      12.7. RIGHTS IN THE EVENT OF DEATH.

      Notwithstanding any other provision of this Agreement, if a Grantee dies while employed by the Company or an affiliate, all shares of Stock represented by Restricted Stock or Restricted Stock Units granted to such Grantee that shall have vested on or prior to the date of death shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

      12.8. DELIVERY OF STOCK AND PAYMENT THEREFOR.

      Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, upon payment by the Grantee to the Company, in cash or by check, of the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units or (ii) the purchase price, if any, specified in the Award agreement relating to such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

13.   NONTRANSFERABLITY OF SHARES; REPURCHASE RIGHTS

      13.1. NONTRANSFERABILITY OF SHARES

      Subject to SECTION 13.4 below, a Grantee (or such other individual who is entitled to exercise an Option or otherwise acquire shares pursuant to a Grant) shall not sell, pledge, assign, gift, transfer, or otherwise dispose of any shares of Stock acquired pursuant to a Grant to any person or entity without first offering such shares to the Company for purchase on the same terms and conditions as those offered the proposed transferee. The Company may assign its right of first refusal under this SECTION 13.1 in whole or in part, to (1) any holder of stock or other securities of the Company (a "Stockholder"), (2) any affiliate or (3) any other person or entity that the Board of Directors of the Company determines has a sufficient relationship with or interest in the Company. The Company shall give reasonable written notice to the Grantee of any such assignment of its rights. The restrictions of this SECTION 13.1 apply to any person to whom Stock that was originally acquired pursuant to a Grant is sold, pledged, assigned, bequeathed, gifted, transferred or otherwise disposed of, without regard to the number of such subsequent transferees or the manner in which they acquire the Stock, but the restrictions of this SECTION 13.1 do not apply to a transfer of Stock that occurs as a result of' the death of the Grantee or of any subsequent transferee (but shall apply to the executor, the administrator or personal representative, the estate, and the legatees, beneficiaries and assigns thereof).

      13.2. REPURCHASE RIGHTS.

      Subject to SECTION 13.4 below, upon the termination of a Grantee's employment or other relationship with the Company or an affiliate (whether as an employee, a director, an independent contractor providing services to the Company, a Subsidiary or an affiliate, or otherwise), the Company shall have the right, for a period of up to twelve months following such termination, to repurchase any or all of the shares of Stock acquired by the individual pursuant to this Plan under a Grant (including shares of Stock that were previously transferred pursuant to SECTIONS 11.1, 11.2 or 13.1 above, unless otherwise specified in the Award Agreement), at a price equal to the Fair Market Value of such shares of Stock on the date of termination. Upon the exercise of an Option following termination of a Grantee's employment or other relationship with the Company or an affiliate (whether as an employee, a director, an independent contractor providing services to the Company, a Subsidiary or any affiliate, or otherwise), the Company shall have the right, for a period of up to twelve months following such exercise, to repurchase any or all such shares of Stock acquired by the Grantee pursuant to such exercise of such Option at a price that is equal to the fair market value of such shares (including shares that were previously transferred pursuant to SECTIONS 11.1, 11.2 or 13.1 above) on the date of exercise (or at such other price or the Fair Market Value on such other date as shall have been specified by the Board at the time of grant and set out in the appropriate Award Agreement with respect to the grant). In the event that the Company determines that it cannot or will not exercise its rights to purchase Stock under this Section 13.2 and the applicable Award Agreement, in whole or in part, the Company may assign its rights, in whole or in part, to (1) any Stockholder (2) any affiliate or (3) any other person or entity that the Board of Directors of the Company determines has a sufficient relationship with or interest in the Company. The Company shall give reasonable written notice to the individual of any assignment of its rights.

      13.3. INSTALLMENT PAYMENTS

      In the case of any purchase of Stock or an Option under this SECTION 13, the Company or its permitted assignee may pay the Grantee, transferee of the Option or other registered Owner of the Stock the purchase price in three or fewer annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made. The Company or its permitted assignee shall pay at least one-third of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the 60th day after the purchase.

      13.4. PUBLICLY TRADED STOCK

      If the Stock is listed on an established national or regional stock exchange or is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, the foregoing transfer restrictions of SECTIONS 13.1 and 13.2 shall terminate as of the first date that the Stock is so listed, quoted or publicly traded.

      13.5. LEGEND

      In order to enforce the restrictions imposed upon shares of Stock under this Plan or as provided in an Award Agreement, the Board may cause a legend or legends to be placed on any certificate representing shares issued pursuant to this Plan that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under it.

14.   CERTAIN PROVISIONS APPLICABLE TO GRANTS

      14.1. STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE GRANTS

      Grants granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Grant or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Grantee to receive payment from the Company or any Subsidiary. Such additional, tandem, and substitute or exchange Grants may be granted at any time. If a Grant is made in substitution or exchange for another Grant or award, the Board shall require the surrender of such other Grant or award in consideration for the new Grant. In addition, Grants may be made in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Grant is equivalent in value to the cash compensation, or in which the exercise price, grant price or purchase price of the Grant in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered.

      14.2. FORM AND TIMING OF PAYMENT UNDER GRANTS; DEFERRALS

      Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of a Grant or settlement of a Grant may be made in such forms as the Board shall determine, Including, without limitation, cash, Stock, other Grants or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Grant may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

15.   PARACHUTE LIMITATIONS

      Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Grant held by that Grantee and, any right to receive any payment or other benefit under this Plan shall not become exercisable or vested
(i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause
(ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

16.   REQUIREMENTS OF LAW

      16.1. GENERAL.

      The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising or holding a Grant unless such listing, registration, qualification, consent or approval shall, have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any right emanating from such Grant or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising or holding a Grant may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the

Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

      16.2. RULE 16B-3.

      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.   AMENDMENT AND TERMINATION OF THE PLAN

      The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made; provide, however, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. Except as permitted under this SECTION 17 or SECTION 18 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

18.   EFFECT OF CHANGES IN CAPITALIZATION

      18.1. CHANGES IN STOCK.

      If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

      18.2. REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY AND IN WHICH NO CHANGE OF CONTROL OCCURS.

      Subject to SECTION 18.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change in Control occurs, any Grant theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Grant would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Grant immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

      18.3. REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK WHICH INVOLVES A CHANGE OF CONTROL.

      Subject to the exceptions set forth in the last sentence of this SECTION 18.3, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions Sand conditions applicable to such shares of Restricted Stock and Restricted, Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) fifteen days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. This SECTION 18.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the continuation of the Plan or the assumption of the Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this SECTION 18.3 subject to
SECTION 26.

      18.4. ADJUSTMENTS.

      Adjustments under this SECTION 18 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

      18.5. NO LIMITATIONS ON COMPANY.

      The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

19.   DISCLAIMER OF RIGHTS

      No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliates, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

20.   NONEXCLUSIVITY OF THE PLAN

      Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

21.   WITHHOLDING TAXES

      The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option or other Grant. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 21 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

22.   CAPTIONS

      The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

23.   OTHER PROVISIONS

      Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with, the Plan as may be determined by the Board, in its sole discretion.

24.   NUMBER AND GENDER

      With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

25.   SEVERABILITY

      If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

26.   POOLING

      In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives a Grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

27.   BLUE SKY PROVISIONS

      27.1. CALIFORNIA PROVISIONS

      Notwithstanding the foregoing sections, any Grant made under the Plan to a Grantee who is a resident of the state of California on the Grant Date shall be subject to the following additional terms and conditions:

      A. For the purpose of Grants which are not Incentive Stock Options, Fair Market Value shall be determined in a manner not inconsistent with Section 260.140.50 of the California Code of Regulations or any successor statute.

      B. Grants may not be made under the Plan to Grantees ten years after the earlier of: (i) the date the Plan was adopted by the Board or
            (ii) the date the Plan was approved by the shareholders of the Company.

      C. An Option granted under the Plan to a Grantee who is a person who owns stock possessing more than ten percent of, the combined voting power of all classes of stock of the Company or its parent or its Subsidiary corporations shall have an Option Price of at least 110% of the Fair Market Value of a share of Stock on the Grant Date.

      D. Any Option granted under the Plan to a Grantee who is not an officer, director, or consultant of the Company or its affiliates shall become exercisable at a rate of at least twenty percent (20%) of the shares of Stock subject to such Grant per year for a period of five years from the Grant Date; provided, that, such Option shall be subject to such reasonable forfeiture conditions as the Board may choose to impose and which are not inconsistent with Section
            260.140.41 of the California Code of Regulations or any successor statute.

      E. The Company shall deliver to the Grantee financial statements on an annual basis regarding the Company. The financial statements so provided shall comply with Section 260.140.46 of the California Code of Regulations or any successor statute, but need not comply with
            Section 260.613 of the California Code of Regulations or any successor statute.

      F. Any transfer of an Option granted under the Plan authorized by the Board in an Award Agreement must comply with Section 260.140.41(d) of the California Code of Regulations or any successor statute.

      G. A grant which authorizes a Grantee to purchase Stock under the Plan (other than a non-incentive stock option) shall not be transferable other than by will or the laws of descent and distribution.

      H. Unless a Grantee's employment is terminated for cause as defined by applicable law, the Grantee shall have the right to exercise an Option, prior to the termination of the Option in accordance with Section 10 and only to the extent that the Grantee was entitled to exercise such Option on the date employment terminates, as follows: (i) at least six (6) months from the date of termination if the termination was caused by the Grantee's death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), and (ii) at least thirty (30) days from the date of termination if termination was caused by other than death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the Grantee.

      I. The purchase price for a grant of Restricted Stock or Restricted Stock Units shall be at least 85% of the Fair Market Value of the Stock on the Grant Date and at least 100% of the Fair Market Value of Stock on the Grant Date in the case of a person who owns stock possessing more than ten percent of the combined voting power of all classes of stock of the Company or its parent or its Subsidiary corporations.

      J. At no time shall the total number of shares of Stock issuable upon exercise of all outstanding Options and the total number of shares provided for under all stock bonus or similar plans of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Code of Regulations or any successor statute.

      If the Stock is listed on an established national or regional stock exchange or is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established, securities market, the restrictions of this SECTION 27.1 shall terminate as of the first date that the Stock is so listed, quoted or publicly traded.

      27.2. FLORIDA, VIRGINIA AND MISSOURI PROVISIONS

      Notwithstanding SECTION 6.1, a resident of Florida, Virginia, or Missouri who is not an employee of the Company or an employee of any wholly-owned subsidiary of the Company shall not be eligible to receive an Award under the Plan.

28.   GOVERNING LAW

      The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware (excluding the choice of law rules thereof).

                                      * * *

      The Plan was duly adopted and approved by the Board of Directors of the Company on the 3rd day of September, 1999.

                                    /s/ David G.  Sparks
                                    ------------------------------------------
                                    David G.  Sparks
                                    Secretary

      The Plan was duly approved by the shareholders of the Company on the 3rd day of September, 1999.

                                    /s/ David G.  Sparks
                                    ------------------------------------------
                                    David G.  Sparks
                                    Secretary

                   AMENDMENT NO. 1 TO TRANSCORE HOLDINGS, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN

This Amendment No. 1 to the TransCore Holdings, Inc. 1999 Stock Option and Incentive Plan shall be effective as of May 12, 2000.

The first sentence of Section 4 is hereby amended to read as follows:

            "Subject to adjustment as provided in Section 18 hereof, the number of shares of Stock available for issuance under the Plan shall be 102,457."

This Amendment No. 1 to the Plan was duly adopted and approved by the Board of Directors of the Company and its stockholders as of May 12, 2000.

                                    /s/ Claudia Wiegand
                                    ------------------------------------------
                                    Claudia Wiegand
                                    Executive Vice President

                   AMENDMENT NO, 2 TO TRANSCORE HOLDINGS, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN

This Amendment No. 2 to the TransCore Holdings, Inc. 1999 Stock Option and Incentive Plan (the "Plan") shall be effective as of June 30, 2000.

The first sentence of Section 4 is hereby amended to read as follows:

            "Subject to adjustment as provided in Section 18 hereof, the number of shares of Stock available for issuance under the Plan shall be 185,472."

This Amendment No. 2 to the Plan was duly adopted and approved by the Board of Directors of the Company and its stockholders as of June 30, 2000.

                                    /s/ Claudia Wiegand
                                    ------------------------------------------
                                    Claudia Wiegand
                                    Executive Vice President

                   AMENDMENT NO. 3 TO TRANSCORE HOLDINGS, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN

This Amendment No. 3 to the TransCore Holdings, Inc. 1999 Stock Option and Incentive Plan (the "Plan") shall be effective as of February 2, 2001.

The first sentence of Section 4 is hereby amended to read as follows:

            "Subject to adjustment as provided in Section 18 hereof, the number of shares of Stock available for issuance under the Plan shall be 380,472."

This Amendment No. 3 to the Plan was duly adopted and approved by the Board of Directors of the Company and its stockholders as of January 18, 2001.

                                    /s/ Claudia Wiegand
                                    ------------------------------------------
                                    Claudia Wiegand
                                    Executive Vice President